UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2004
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-31565                    06-1377322
------------------------      ----------------------      ----------------------
    (State or other           Commission File Number         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    incorporation or
     organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure
                  -----------------------------------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) No financial statements of businesses acquired are required.

                  (b)    No pro forma financial information is required.

                  (c) Attached as Exhibit 99.1 is a press release issued by New York Community Bancorp, Inc. (the "Company") on January 30, 2004 to announce the completion of its follow-on offering of 10,125,000 shares of common stock.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  On January 30, 2004, the Company issued a press release announcing that its follow-on offering of 10,125,000 shares of common stock had been completed, generating net proceeds of approximately $400 million. The press release is attached as
                  Exhibit 99.1.

Item 10.          Amendments to the Registrant's Code of Ethics, or Waiver of a
                  --------------------------------------------------------------
                  Provision of the Code of Ethics
                  -------------------------------

                  Not applicable.

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  --------------------------------------------------------------
                  Benefit Plans
                  -------------

                  Not applicable.

Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

                  Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEW YORK COMMUNITY BANCORP, INC.



Date: January 30, 2004                     /s/ Joseph R. Ficalora
      ----------------                     ----------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1                        Press release dated January 30, 2004.